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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 14, 1998



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware                     0-21185                   04-2687849
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(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                              5051 New Centre Drive
                        Wilmington, North Carolina 28403
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 392-1606
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)



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Item 2. Acquisition or Disposition of Assets.

         On September 14, 1998, Applied Analytical Industries, Inc. (the "Company") acquired by merger Kansas City Analytical Services, Inc. ("KCAS"), a bioanalytical and pharmaceutical analysis laboratory located near Kansas City, Kansas. KCAS has provided analytical testing services to the pharmaceutical industry since 1979. The company employs approximately 90 scientists, technicians and support personnel.

         The Company acquired all of the outstanding shares of KCAS from its stockholders for $5.2 Million in cash and 26,642 shares of Company common stock, for an aggregate purchase price of $5.5 million. The acquisition will be funded through cash payments from existing cash balances of the Company and the issuance of 26,642 shares of Company common stock. The acquisition will be accounted for using the purchase method of accounting.

         The Agreement and Plan of Merger between the Company, KCAS and KCAS Acquisition Corp. is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit No.

                  Exhibit 2.1* --   Agreement and Plan of Merger between Applied
                                    Analytical Industries, Inc., KCAS
                                    Acquisition Corp. and Kansas City Analytical
                                    Services, Inc. dated September 14, 1998


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* Schedules and exhibits to the document have been omitted and will be supplementally provided to the Securities and Exchange Committee upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 1998

                              APPLIED ANALYTICAL INDUSTRIES, INC.


                              By:  /s/ Eugene T. Haley
                                   Eugene T. Haley
                                   Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


           Exhibit No.     Exhibit
           -----------     -------

           Exhibit 2.1* Agreement and Plan of Merger between Applied Analytical Industries, Inc., KCAS Acquisition Corp. and Kansas City Analytical Services, Inc. dated September 14, 1998


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* Schedules and exhibits to the document have been omitted and will be supplementally provided to the Securities and Exchange Committee upon request.



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